UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08822

CAPITAL MANAGEMENT INVESTMENT TRUST
(Exact name of registrant as specified in charter)

140 Broadway, New York, New York, 10005
(Address of principal executive offices) (Zip code)

     CT Corporation System
115 Federal Street
Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 626 3863

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Item 1. Report to Stockholders.

Wellington Shields All-Cap Fund

Institutional Shares (WSACX)
For Investors Seeking Capital Appreciation

ANNUAL REPORT

November 30, 2023

Wellington Shields All-Cap Fund Annual Report November 30, 2023 (UNAUDITED)

The Wellington Shields All-Cap Fund Institutional Shares (the “All-Cap Fund”) had a total return of 2.57% for the fiscal year ending November 30, 2023, compared with returns of 13.57% for the Russell 1000® Index*, 13.84% for the S&P 500® Total Return Index* (“S&P 500”) and 6.2% for the Dow Jones Industrial Average Index* for the same period. The All-Cap Fund performance was negatively impacted by declines in First Republic, Chart Industries Inc., and Enphase Energy Inc. while Microsoft Corp., Palo Alto Networks Inc., and Linde PLC were positive contributors to the portfolio performance.

A recession looked likely at the start of the year and the All-Cap Fund positioned defensively. Leading indicators had been contracting for months. The Federal Reserve had rapidly increased interest rates from 0.25% to 4% to combat inflation which hit a high of 9.1% in June 2022. Inflation was 7.1% at the start of the fiscal year, still well above the Fed’s target of 2%. Simultaneously wage growth remained stubbornly high threating to fuel continued inflation. It appeared the Fed was going to instigate a recession to arrest inflation. Indeed, they continued to raise rates to the 5.5% level in July before pausing.

The aggressive tightening cycle caused the failure of several banks including First Republic in March. To prevent a domino effect spreading throughout the banking system, the Fed stepped in with emergency funding facilities. While they succeeded in stopping a systemic bank run, this had the contradictory effect of loosening monetary conditions while still in the midst of an interest rate tightening cycle. Money flowed into the equity market, although only to a small handful of large technology companies. This was evident in the wide disparity between the 1.5% return of the equally weighted S&P 500 Index versus the 13.8% return of the market cap weighted construction.

New applications in Artificial Intelligence (AI) fueled gains for several large technology companies. While a new class of weight loss drug (GLP-1 inhibitors) propelled select healthcare stocks and punished others.

The S&P 500 suffered an 11% peak to trough correction from July through October as markets assessed how much damage the tightening cycle would inflict on the economy. To the surprise of many, inflation continued to moderate through the remainder of the year to the 3.1% level. At the same time unemployment remained low, consumer spending held up, and the economy continued to grow.

In the face of a tragic war in the Middle East, disruption to global shipping lanes, concerns about the Chinese economy, and a US election cycle burdened by an unprecedented number of court cases, the market appears squarely focused on the possibility the Fed has kept the inflation genie in the bottle without cratering the economy. The market is even pricing in a rate cutting cycle in 2024. Market breadth has broadened as more stocks are participating in uptrends. Historically initial rate cuts have not been positive for equity returns as they have been in response to increasing recession risks. If tame inflation readings allow the Fed to adjust rates lower, while the economy continues to grow, equity markets should respond positively in 2024.

We appreciate your continued trust and investment in the Wellington Shields All-Cap Fund.

Sincerely,

W. Jameson McFadden President Capital Management Associates, Inc.	Alexander L.M. Cripps, CFA Portfolio Manager Capital Management Associates, Inc.

2023 Annual Report 1

* The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Dow Jones Industrial Average Index, compiled by Dow Jones, gauges the performance of the industrial component of U.S. stock markets. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index. The Fund may or may not purchase the types of securities represented by the S&P 500® Total Return Index, Russell 1000® Index or the Dow Jones Industrial Average Index.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in equity securities. Investment in the Fund is also subject to, among other things, large-cap securities risk, mid-cap securities risk, small-cap securities risk, derivative instruments risk and short sales risk. More information about these risks and other risks can be found in the Fund’s prospectus.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences in addition to the other factors noted with such forward-looking statements include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

2023 Annual Report 2

WELLINGTON SHIELDS ALL-CAP FUND (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RATE OF RETURN (%) FOR THE PERIODS ENDED NOVEMBER 30, 2023.

	1 Year	5 Year	10 Year
Wellington Shields All-Cap Fund – Institutional Shares	2.57%	7.31%	7.15%
Russell 1000® Index	13.57%	12.25%	11.56%
S&P 500® Total Return Index	13.84%	12.51%	11.82%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of
Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-888-626-3863. The Fund’s Distributor is
Wellington Shields & Co., LLC and the Fund’s Sub-Distributor is Arbor Court Capital, LLC.

The above graph depicts the performance of the Wellington Shields All-Cap Fund - Institutional Shares versus the Russell 1000® Index and the S&P 500® Total Return Index. The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The S&P 500® Total Return
Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals can-
not invest directly in any index.

As with any fund that commonly compares its performance to the Russell 1000® Index and S&P 500® Total
Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the
Fund’s investments and the securities comprising the indices; so too with the Wellington Shields All-Cap Fund -
Institutional Shares, which will not invest in certain securities comprising these indices.

2023 Annual Report 3

WELLINGTON SHIELDS ALL-CAP FUND (Unaudited)

Disclosure of Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2023 through November 30, 2023.

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as IRA maintenance fees described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs and expenses of underlying funds were included, your cost could have been higher.

Institutional Shares

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2023 to
	June 1, 2023	November 30, 2023	November 30, 2023

Actual	$1,000.00	$1,105.97	$6.92

Hypothetical	$1,000.00	$1,018.50	$6.63
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% for the Institutional Shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Total Annual Fund Operating Expense Ratio

The Total Annual Fund Operating Expense Ratio as stated in the Fund’s current prospectus dated March 31, 2023 was 1.34% .

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the gross expense ratio may fluctuate due to changes in net assets and actual expenses incurred during the reported period.

2023 Annual Report 4

Wellington Shields All-Cap Fund

	Schedule of Investments
	November 30, 2023
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Aerospace & Defense
5,000 Curtiss-Wright Corporation	$1,069,500	2.15%
Beverages
10,500 The Coca-Cola Company	613,620
3,500 Constellation Brands, Inc. - Class A	841,715
	1,455,335	2.94%
Capital Markets
1,900 Blackrock Inc.	1,427,337
6,400 Blackstone Inc.	719,168
	2,146,505	4.31%
Chemicals
5,000 Linde PLC (United Kingdom)	2,068,850
1,900 The Sherwin-Williams Company	529,720
	2,598,570	5.22%
Commercial Services & Supplies
1,100 Cintas Corporation	608,575	1.22%
Construction & Engineering
20,000 Granite Construction Incorporated	919,000
4,850 Quanta Services, Inc.	913,304
	1,832,304	3.68%
Crude Petroleum & Natural Gas
10,000 Diamondback Energy, Inc.	1,544,100
4,800 Pioneer Natural Resources Company	1,111,872
	2,655,972	5.34%
Electric Utilities
11,000 Constellation Energy Corporation	1,331,440
7,500 NextEra Energy, Inc.	438,825
	1,770,265	3.56%
Electrical Equipment
4,000 Emerson Electric Co.	355,600	0.71%
Electronic Computers
9,000 Apple Inc.	1,709,550	3.44%
Fabricated Plate Work (Boiler Shops)
11,000 Chart Industries, Inc. *	1,430,330	2.87%
Farm Machinery & Equipment
1,200 Deere & Company	437,292	0.88%
Food & Staples Retailing
7,400 Walmart Inc.	1,152,106	2.32%
Health Care Equipment & Supplies
11,400 Edwards Lifesciences Corporation *	771,894	1.55%
Health Care Providers & Services
2,400 McKesson Corporation	1,129,344	2.27%
Hotels, Restaurants & Leisure
3,300 McDonald's Corporation	930,072	1.87%
Industrial Conglomerates
6,500 Honeywell International Inc.	1,273,480	2.56%
Internet & Direct Marketing Retail
12,000 Alphabet, Inc. - Class A *	1,590,360
11,000 Amazon.com, Inc. *	1,606,990
	3,197,350	6.43%
IT Services
4,250 Accenture PLC - Class A (United Kingdom)	1,415,845
4,500 International Business Machines Corporation	713,520
	2,129,365	4.28%
Life Sciences Tools & Services
1,500 Thermo Fisher Scientific Inc.	743,640	1.49%
Oil, Gas & Consumable Fuels
6,500 Cheniere Energy, Inc.	1,183,975
20,000 New Fortress Energy Inc.	769,600
90,000 Southwestern Energy Company *	593,100
	2,546,675	5.12%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 5

Wellington Shields All-Cap Fund

	Schedule of Investments
	November 30, 2023
Shares	Fair Value	% of Net Assets
COMMON STOCKS

Real Estate Management & Development
5,500 CoStar Group, Inc. *	$456,720	0.92%
Semiconductors & Semiconductor Equipment
5,000 Applied Materials, Inc.	748,900
1,000 ASML Holding N.V. ADR	683,760
2,250 NVIDIA Corporation	1,052,325
	2,484,985	4.99%
Software
1,900 Adobe Inc. *	1,160,919
5,500 Microsoft Corporation	2,084,005
5,000 Palo Alto Networks, Inc. *	1,475,450
1,700 Roper Technologies, Inc. *	915,025
3,500 Salesforce, Inc. *	881,650
	6,517,049	13.10%
Trading Companies & Distributors
1,400 W.W. Grainger, Inc.	1,100,666	2.21%
Transportation Services
22,000 GXO Logistics, Inc. *	1,237,720	2.49%
Total for Common Stocks (Cost $33,477,951)	43,740,864	87.92%
EXCHANGE TRADED FUNDS
Equity Funds
16,525 Global X U.S. Infrastructure Development ETF	520,372
2,200 iShares Expanded Tech-Software Sector ETF	862,334
4,000 SPDR® S&P® Oil & Gas Exploration & Production ETF	552,000
4,500 The Health Care Select Sector SPDR® Fund ETF	590,895
35,000 VanEck Gold Miners ETF	1,096,200
3,600 VanEck Semiconductors ETF	577,728
	4,199,529
Total Exchange Traded Funds (Cost $3,826,082)	4,199,529	8.44%
MONEY MARKET FUNDS
1,798,473 First American Treasury Obligations Fund -
Class X 5.28% **	1,798,473
Total Money Market Funds (Cost $1,798,473)	1,798,473	3.61%
Investments at Fair Value (Cost $39,102,506)	49,738,866	99.97%
Other Assets in Excess of Liabilities	13,600	0.03%
Net Assets	$49,752,466	100.00%

SCHEDULE OF INVESTMENTS BY SECTOR as of November 30, 2023 (Unaudited)

		% of Net
	Fair Value	Assets
Information Technology	$12,840,949	25.81%
Industrials	9,345,467	18.79%
Energy	5,202,647	10.46%
Exchange Traded Funds	4,199,529	8.44%
Consumer Discretionary	4,127,422	8.29%
Health Care	2,644,878	5.32%
Consumer Staples	2,607,441	5.24%
Materials	2,598,570	5.22%
Financials	2,146,505	4.31%
Utilities	1,770,265	3.56%
Real Estate	456,720	0.92%
	$47,940,393	96.36%

* Non-Income Producing Securities. ** The rate shown represents the 7-day yield at November 30, 2023. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 6

Wellington Shields All-Cap Fund

Statement of Assets and Liabilities
November 30, 2023
Assets:
Investments at Fair Value	$49,738,866
(Cost $39,102,506)
Prepaid Expenses	3,413
Receivables:
Dividends	74,561
Total Assets	49,816,840
Liabilities:
Advisory Fees Payable	39,742
Administration Fees Payable	2,940
Other Accrued Expenses	21,692
Total Liabilities	64,374
Net Assets	$49,752,466
Net Assets Consist of:
Paid In Capital (par value and paid in surplus)	$39,181,340
Total Distributable Earnings	10,571,126
Net Assets	$49,752,466

Institutional Shares
Net Assets	$49,752,466
Institutional Shares Outstanding, $0.01 par value (unlimited shares authorized)	2,161,610
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$23.02

Statement of Operations
For the fiscal year ended November 30, 2023

Investment Income:
Dividends (Net of foreign withholding tax of $14,561)	$868,278
Total Investment Income	868,278

Expenses:
Management Fees	478,888
Transfer Agent Fees & Accounting Fees	41,725
Administration Fees	33,522
Legal Fees	24,086
Audit Fees	16,500
Trustees Fees	16,000
Miscellaneous Expense	8,876
Custody Fees	6,270
Registration Expense	6,001
Insurance Expense	5,964
Printing and Postage Expense	1,362
Total Expenses	639,194
Net Investment Income	229,084

Net Realized and Unrealized Gain on Investments:
Net Realized Loss on Investments	(290,405)
Net Change In Unrealized Appreciation on Investments	1,106,130
Net Realized and Unrealized Gain on Investments	815,725

Net Increase in Net Assets from Operations	$1,044,809

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 7

Wellington Shields All-Cap Fund

Statements of Changes in Net Assets
	Year Ended	Year Ended
	11/30/2023	11/30/2022
From Operations:
Net Investment Income	$229,084	$361,065
Net Realized Gain / (Loss) on Investments	(290,405)	3,661,516
Net Change in Unrealized Appreciation on Investments	1,106,130	(13,392,503)
Net Increase / (Decrease) in Net Assets from Operations	1,044,809	(9,369,922)
From Distributions to Shareholders:
Institutional Shares	(1,193,392)	(3,654,166)
Change in Net Assets from Distributions	(1,193,392)	(3,654,166)
From Capital Share Transactions:
Institutional Shares
Shares Sold	176,885	265,324
Reinvested Distributions	1,178,332	3,607,143
Shares Repurchased	(3,273,274)	(784,339)
Net Increase / (Decrease) from Capital Share Transactions	(1,918,057)	3,088,128
Net Decrease in Net Assets	(2,066,640)	(9,935,960)
Net Assets at Beginning of Year	51,819,106	61,755,066
Net Assets at End of Year	$49,752,466	$51,819,106

Share Transactions:
Institutional Shares
Shares Sold	8,183	10,567
Reinvested Distributions	51,863	157,862
Shares Repurchased	(151,008)	(30,124)
Net Increase / (Decrease) in Shares	(90,962)	138,305

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 8

Wellington Shields All-Cap Fund

Financial Highlights
Selected data for a share outstanding
throughout each year:	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2023	11/30/2022	11/30/2021	11/30/2020	11/30/2019
Net Asset Value -
Beginning of Year	$23.00	$29.21	$25.09	$21.84	$21.00
Net Investment Income / (Loss) (a)	0.11	0.17	(0.18)	(0.12)	(0.03)
Net Gain / (Loss) on Investments
(Realized and Unrealized)	0.47	(4.64)	7.01	3.43	2.54
Total from Investment Operations	0.58	(4.47)	6.83	3.31	2.51

Distributions (From Net Investment Income)	(0.04)	(0.13)	-	-	-
Distributions (From Net Realized Gains)	(0.52)	(1.61)	(2.71)	(0.06)	(1.67)
Total Distributions	(0.56)	(1.74)	(2.71)	(0.06)	(1.67)
Net Asset Value -
End of Year	$23.02	$23.00	$29.21	$25.09	$21.84
Total Return (b)	2.57%	(15.25)%	26.88%	15.15%	12.03%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$49,752	$51,819	$61,755	$49,982	$44,742
Before Waiver/Reimbursement/Recoupment
Ratio of Expenses to Average Net Assets	1.33%	1.30%	1.28%	1.33%	1.64%
After Waiver/Reimbursement/Recoupment
Ratio of Expenses to Average Net Assets	1.33%	1.30%	1.50%	1.50%	1.50%
Ratio of Net Investment Income / (Loss) to
Average Net Assets	0.48%	0.67%	(0.64)%	(0.55)%	(0.12)%
Portfolio Turnover Rate	57.06%	74.35%	45.90%	74.46%	88.33%	(c)

(a) Based on Average Shares Outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c) The calculation of portfolio turnover excluded sales totaling $575,280 which occurred to realign the
Fund's portfolio following a fund merger which went effective as of the close of business on November 25,
2019.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 9

NOTES TO FINANCIAL STATEMENTS WELLINGTON SHIELDS ALL-CAP FUND November 30, 2023

1. ORGANIZATION
Wellington Shields All-Cap Fund (the “Fund”) is a diversified series of the Capital Management Investment Trust (the “Trust”), a registered open-end management investment company. The Trust was organized on October 14, 1994, as a Massachusetts business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2023, there is one series authorized by the Trust. Prior to March 29, 2018, the Fund was known as the Capital Management Mid-Cap Fund. The Fund’s investment advisor is Capital Management Associates, Inc. (“CMA” or “Advisor”). The Fund currently offers Institutional shares. The Fund commenced operations on January 27, 1995. The investment objective of the Fund is to seek capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) in the investment company industry. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

INVESTMENT VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Advisor as “Valuation Designee” pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (“1940 Act”).

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, if any, is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

WRITTEN OPTIONS
The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains in a segregated account with its custodian or as otherwise required by the rules of the exchange for the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

DIVIDEND DISTRIBUTIONS
Dividends paid by the Fund derived from net investment income (if any) will generally be paid annually. Distributions from capital gains (if any) are generally declared and distributed annually. The Fund may also make a supplemental distribution subsequent to the end of its fiscal year. Dividends and distributions to shareholders are recorded on the ex-dividend date.

2023 Annual Report 10

Notes to Financial Statements - continued

ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported year. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, a 20% tax would be imposed for each tax year on undistributed personal holding company income. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

As of and during the fiscal year ended November 30, 2023, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of November 30, 2023, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years and expected to be taken during the fiscal year ended November 30, 2023, and has concluded that no provision for income tax is required in these financial statements.

3. SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and exchange traded funds). Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price on the primary exchange or market on which the security trades. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. In the event of a short sale of an equity security, lacking a last sale price, an equity security is generally valued by the pricing service at its last ask price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the

2023 Annual Report 11

Notes to Financial Statements - continued

pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available or when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the fair value pricing procedures.

Money market funds. Shares of money market funds are valued at net asset value provided by the underlying fund and are classified in level 1 of the fair value hierarchy.

Derivatives. Listed derivatives, including purchased options and written options, that are actively traded, are valued based on quoted prices from the primary exchange on which the option trades. To the extent these derivatives are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Options held by the Fund that are not traded on the valuation date will be valued at the mean of the bid and ask price on the primary exchange on which the option trades. If there is not a bid and ask price on the primary exchange on which the option trades, the option will be valued at fair value as determined under the fair value pricing procedures. When the mean price is used for valuation or when the derivative is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Committee, which includes the Valuation Designee, shall consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the price at which the security could reasonably be sold in a current market transaction. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2023:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$43,740,864	$–	$–	$43,740,864
Exchange Traded Funds	4,199,529	–	–	4,199,529
Money Market Funds	1,798,473	–	–	1,798,473
Total	$49,738,866	$–	$–	$49,738,866

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the fiscal year ended November 30, 2023.

During the fiscal year ended November 30, 2023, there were no derivative transactions in the Fund.

4. INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with CMA. Under the terms of the Investment Advisory Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Advisor manages the investment and reinvestment of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor earns an annual management fee of 1.00% of the Fund’s first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. For the fiscal year ended November 30, 2023, the Advisor earned management fees totaling $478,888. As of November 30, 2023, the Fund owed the Advisor $39,742. The Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, Acquired Fund Fees and Expenses and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of the Fund through the period ending April 1, 2024 (“Expense Limitation Agreement”). It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the 1940 Act; and (ii) have no direct or indirect financial interest

2023 Annual Report 12

Notes to Financial Statements - continued

in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days’ notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement for a period of three years from the date of the actual waiver or expense reimbursement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $10 million; (ii) the Fund’s total annual expense ratio is less than the percentage limit stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis. No waivers or reimbursements were incurred during the fiscal year ended November 30, 2023. Additionally, as of November 30, 2023, there were no previously waived fees available for reimbursement to the Advisor. Certain officers and directors of the Advisor are also officers and/or Trustees of the Trust.

5. OTHER TRANSACTIONS WITH AFFILIATES
Distributor
Wellington Shields & Co., LLC (the “Distributor”) is the Fund’s principal underwriter and distributor. The Distributor is also the introducing broker-dealer and is used by the Fund for its investment transactions. For the fiscal year ended November 30, 2023, there were commissions on investment transactions paid to the Distributor of $7,209. Certain Trustees and officers of the Trust are also officers of the Distributor.

Administrator
Premier Fund Solutions, Inc. (“PFS” or “Administrator”) serves as the Administrator for the Trust pursuant to a written agreement with the Trust. PFS provides day-to-day administrative services to the Fund. For PFS’s services to the Fund, the Fund pays PFS an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower rates at higher asset levels, subject to a minimum monthly fee of $2,500, plus reimbursement of out-of-pocket expenses. For its services, during the fiscal year ended November 30, 2023, PFS earned $33,522. Certain officers of the Trust are also officers of the Administrator.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES
For the fiscal year ended November 30, 2023, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $30,031,942 and $24,387,660, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7. CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2023, W.H. Flowers, Jr. Foundation, Inc., owned of record approximately 29.33% of the Fund and therefore, may be deemed to control the Fund.

8. TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2023, was $39,102,506.

At November 30, 2023, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in options written) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$11,135,691	($499,331)	$10,636,360

The tax character of distributions was as follows:

	Year ended	Year ended
	November 30, 2023	November 30, 2022
Ordinary Income:	$ 91,065	$ 376,957
Long-term Capital Gain:	1,102,327	3,277,209
	$ 1,193,392	$ 3,654,166

Subsequent to November 30, 2023, there was a dividend paid on December 20, 2023 to the shareholders of record on December 19, 2023, of $0.090159 per share.

2023 Annual Report 13

Notes to Financial Statements - continued

As of November 30, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated Undistributed Ordinary Income	$ 229,084
Other Accumulated Gains (Losses)	(3,913)
Short-Term Capital Loss Carryforward	(290,405)
Unrealized Appreciation (Depreciation) - Net	10,636,360
Total Distributable Earnings	$10,571,126

As of November 30, 2023, there were no differences between book basis and tax basis unrealized appreciation. As of November 30, 2023, other accumulated losses above are attributable to losses on straddles from options held during a prior fiscal year, which totaled $3,913. As of November 30, 2023, the Fund had an available unused short-term capital loss carryforward of $290,405 with no expiration.

9. COMMITMENTS AND CONTINGENCIES
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its vendors, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

10. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, other than the December 20, 2023 distributions reported in Note 8, there are no events requiring adjustment to or disclosure in the financial statements.

2023 Annual Report 14

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2023 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Wellington Shields All-Cap Fund and
Board of Trustees of Capital Management Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wellington Shields All-Cap Fund (the “Fund”), a series of Capital Management Investment Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statement and financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 18, 2023, expressed an unqualified opinion on that financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
January 24, 2024

2023 Annual Report 16

ADDITIONAL INFORMATION November 30, 2023 (UNAUDITED)

1. PROXY VOTING GUIDELINES
A copy of the Trust’s Proxy Voting and Disclosure Policy and Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information, which are available, without charge, upon request, by calling 1-888-626-3863 and on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund publicly files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Copies of the Fund’s Form N-PORT are also available, without charge, by calling the Fund at 1-888-626-3863.

3. TAX INFORMATION
We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. As of the Fund’s fiscal year ended November 30, 2023, there was an ordinary income distribution paid in the amount of $91,065 and a long-term capital gain distribution paid in the amount of $1,102,327.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the Fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

The tax information above is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2024 to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their own tax advisors.

4. ANNUAL RENEWAL OF THE CURRENT AGREEMENT FOR THE FUND
At a meeting held on October 11, 2023 (the “Meeting”), the Board considered the approval of the Fund’s current investment advisory agreement (the “Advisory Agreement”) between the Trust and Capital Management Associates, Inc. (“CMA”) with respect to the Wellington Shields All-Cap Fund (the “Fund”). The Board considered that it had approved the Advisory Agreement for the Fund at its July 31, 2019 meeting in anticipation of a technical change in control of CMA expected to occur upon the distribution of Mr. Joseph V. Shields Jr.’s ownership interest in CMA from his estate, at which time the Fund’s then current investment advisory agreement, the Second Amended and Restated Investment Advisory Agreement (the “Prior Advisory Agreement”), will terminate pursuant to Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”). It was noted that the Board most recently approved the Advisory Agreement and the Prior Advisory Agreement at its meeting held on October 12, 2022. It was further noted that the Advisory Agreement was approved by shareholders of the Fund at a Special Meeting of Shareholders held on November 22, 2019. The Trustees considered that the Board and Fund shareholders were asked to approve the Advisory Agreement so that the management of the Fund may continue without interruption following the termination of the Prior Advisory Agreement. The Trustees noted that Mr. Joseph V. Shields passed away on October 10, 2018. Mr. Joseph V. Shields’ ownership interest in CMA was distributed from his estate in late 2022. As a result, a change in control and an assignment and termination of the Prior Advisory Agreement with CMA occurred at that time in accordance with Section 15(a)(4) of the 1940 Act. Accordingly, the Board was asked to approve the renewal of the Advisory Agreement in accordance with Section 15(c) of the 1940 Act for a one-year period until October 31, 2024.

The Board then considered a memorandum from Trust counsel (“Counsel”) and addressed to the Board that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement. The Trustees discussed the types of informa-

2023 Annual Report 17

Additional Information (Unaudited) - continued

tion and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Advisory Agreement, including the following material factors: (i) the nature and extent of the services provided by CMA; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by CMA from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the investors of the Fund; and (v) CMA’s practices regarding possible conflicts of interest and other benefits derived by CMA.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, including information presented to the Board in CMA’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the consideration of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by CMA; (ii) quarterly assessments of the investment performance of the Fund from CMA; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing CMA’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and CMA; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of CMA; and (vii) the memorandum from Counsel summarizing the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about CMA, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of the Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s expenses; and (iv) benefits to be realized by CMA from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement.

(1) The nature, extent and quality of the services provided by CMA.

In this regard, the Board considered the responsibilities CMA has under the Advisory Agreement and the services provided by CMA to the Fund including CMA’s processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations. The Board considered: CMA’s staffing, personnel and methods of operating; the education and experience of CMA’s personnel; and CMA’s compliance program, policies and procedures. After reviewing the foregoing and further information from CMA, the Board concluded that the quality, extent and nature of the services provided by CMA was satisfactory and adequate for the Fund.

(2) Investment performance of the Fund and CMA.

In considering the investment performance of the Fund and CMA, the Trustees compared the performance of the Fund with the performance of its benchmark index and comparable funds with similar objectives and size managed by other investment advisors. The Board noted that, after the merger of the former Capital Management Mid-Cap Fund into the Fund, CMA represented that it no longer has clients with similar investment portfolios to the Fund. It was noted that, prior to the merger, a group of accounts was run in a comparable manner, but with the addition of the mid-cap and small-cap stocks to the Fund’s portfolio, the divergence of the portfolios is too great to provide meaningful data.

The Board considered the consistency of CMA’s management of the Fund with its investment objective and policies. The Trustees also considered that Morningstar has placed the Fund in its Large Growth category which CMA believes is the appropriate comparison and that information related to this category was provided for the Board’s consideration. The Board noted that while the Fund outperformed its Morningstar category for the one-month and three-month periods ended August 31, 2023, the Fund underperformed its Morningstar category for the 1-year, 3-year, 5-year and 10-year periods ended August 31, 2023. Further, the Board noted that while the Fund outperformed its benchmark index for the one-month and three-month periods ended August 31, 2023, the Fund underperformed its benchmark index for the 1-year, 3-year, 5-year and 10-year periods ended August 31, 2023. The Board observed the Fund’s relative overweighting to the industrials sector and underweighting to the technology sector as compared to its Morningstar category and benchmark index as of May 31, 2023. Based on the foregoing, the Board concluded that the investment performance information presented for the Fund was acceptable at this time.

2023 Annual Report 18

Additional Information (Unaudited) - continued

(3) The costs of the services provided and profits realized by CMA from the relationship with the Fund.

In considering the costs of the services provided and profits realized by CMA from the relationship with the Fund, the Board considered: CMA’s staffing, personnel and methods of operating; the financial condition of CMA and the level of commitment to the Fund by CMA; the expected asset levels of the Fund; and the overall expenses of the Fund. The Board considered financial statements of CMA and discussed the financial stability and profitability of the firm. The Board considered that the management fee and net expense ratio for the Fund was above the category median for the Morningstar Large Growth Category but within the range of the category. The Board noted that the Fund’s assets are significantly smaller than the majority of the funds in the Morningstar category. The Board considered that CMA does not have any separate accounts which are managed similarly to the Fund but that the advisory fees charged to the Fund are comparable to those charged to CMA’s other clients with equity portfolios. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to CMA by the Fund were fair and reasonable.

(4) The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the investors of the Fund.

In this regard, the Board considered the Fund’s fee arrangements with CMA. The Trustees noted that CMA has agreed to breakpoint fee schedules in the Advisory Agreement and to an expense limitation agreement for the Fund. The Board further noted that each of these arrangements would benefit the Fund’s shareholders. Following further discussion of the Fund’s expected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the breakpoint schedule and expense limitation arrangements provided potential savings or protection for the benefit of the Fund’s investors.

(5) Possible conflicts of interest and benefits derived by CMA.

In considering CMA’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that CMA does not utilize soft dollars; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of CMA’s code of ethics. The Board considered that the Advisor benefits, indirectly from the relationship with the Fund in that commissions are paid to its affiliate, Wellington Shields & Co. Based on the foregoing, the Board determined that CMA’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further analysis by the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and it resolved to approve the Advisory Agreement with respect to the Fund.

2023 Annual Report 19

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2023 Annual Report 20

TRUSTEES AND OFFICERS - Unaudited

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund’s officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 140 Broadway, 44th Floor, New York, New York 10005.

Interested Trustee* and Officers

Name	Position	Length of	Principal	Number of	Other
and Age	with the	Time Served	Occupation(s)	Portfolios	Directorships
	Trust		During	Overseen by	Held by
			Past 5 Years	Trustee	Trustee

David V. Shields *	Trustee	12/1994–	Director (since 1982) of Capital	1	None
Year of Birth: 1939		04/2019;	Management Associates, Inc.
		Since	(registered investment adviser to
		11/2019	All-Cap Fund); Vice-Chairman and
Managing Member (since
December 2009) of Wellington
Shields & Co., LLC (broker/dealer
and distributor to the Fund);
Managing Member (since
December 2009) of Wellington
Shields Capital Management, LLC
(registered investment adviser).

W. Jameson McFadden	President,	Since 2016	President, Capital Management	N/A	N/A
Year of Birth: 1981	Principal		Associates, Inc. (2014-present);
	Executive		Secretary, Wellington Shields
	Officer,		Capital Management, LLC (2009 to
	Principal		present); Secretary and Treasurer
	Financial		(2010-2014) and Analyst (2006-
	Officer and		2010), Capital Management
	Secretary		Associates, Inc.

Stephen J. Portas	Chief	Since	Chief Compliance Officer (since	N/A	N/A
Year of Birth: 1969	Compliance	03/2014	2013) and Vice President (since
	Officer		2011) of CMA; Chief Compliance
Officer (2000-2011) of Midwood
Securities (broker-dealer).

James D. Craft	Treasurer	Since	Fund Administrator, Premier Fund	N/A	N/A
Year of Birth: 1982		1/2020	Solutions, Inc. (2007-present);
Chief Technology Officer, Premier
Fund Solutions, Inc. (2011-pre-
sent).

* Basis of Interestedness: David V. Shields is an Interested Trustee because he is an officer and principal owner of Capital Manage-
ment Associates, Inc., the Fund’s investment advisor, and Wellington Shields & Co., LLC, the Fund’s distributor.

Independent Trustees

			Principal	Number of	Other
Name	Position	Length of	Occupation(s)	Portfolios	Directorships
and Age	with the	Time Served	During	Overseen by	Held by
	Trust		Past 5 Years	Trustee	Trustee

Michael D. Cahill	Independent	Since	Head Trader, CKC Capital LLC	1	None
Year of Birth: 1973	Trustee	11/2019	(since 2015); Sales Trader,
Wellington Shields & Co. LLC
(03/2011 – 03/2015).

Paul J. Camilleri	Independent	Since	Arbitrator for the Financial	1	None
Year of Birth: 1947	Trustee	02/2007	Industry Regulatory Authority, Inc.
(since 2001).

2023 Annual Report 21

Investment Advisor
Capital Management Associates, Inc.
140 Broadway
New York, NY 10005

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Fund Administrator
Premier Fund Solutions Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Legal Counsel
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Distributor
Wellington Shields & Co., LLC
140 Broadway
New York, NY 10005

Sub-Distributor
Arbor Court Capital LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

This report is provided for the general information of the shareholders of the Wellington
Shields All-Cap Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$14,350	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$2,500
All Other Fees	$0	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	$3,000	$2,500
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL MANAGEMENT FUNDS

By: /s/W. Jameson McFadden W. Jameson McFadden Principal Executive Officer and Principal Financial Officer

Date: 2-5-24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/W. Jameson McFadden W. Jameson McFadden Principal Executive Officer and Principal Financial Officer

Date: 2-5-24